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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 15, 1998


                           NATIONAL INFORMATION GROUP
             (Exact name of registrant as specified in its charter)

         California                  0-16332                     94-3031790
(State or other jurisdiction      (Commission                 (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)


                           395 Oyster Point Boulevard
                                   Suite 500
                     South San Francisco, California 94080
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (650) 872-6772



                            NATIONAL INSURANCE GROUP
         (Former name or former address, if changed since last report.)

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ITEM 5.
          On June 15, 1998, the shareholders of National Insurance Group approved a change in the company's corporate name from National Insurance Group to National Information Group. The corporate name change became effective June 15, 1998. The change was made in order to more accurately reflect the company's business, utilizing information technology to provide services to mortgage bankers and other financial institutions.

ITEM 7.   Exhibits.

          99.1  Press release, dated June 15, 1998.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL INFORMATION GROUP
                                       (Registrant)


Dated: June 19, 1998               /s/ Robert P. Barbarowicz
                                   ---------------------------
                                   By: Robert P. Barbarowicz
                                   Title: Executive Vice President, General
                                          Counsel and Secretary




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                                 EXHIBIT INDEX


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Exhibit No.                  Description                   Page No.
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  99.1            Press release, dated June 15, 1998.
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